______________________________________,
              a ________ limited partnership
                        (Mortgagor)

                            to

               SECORE FINANCIAL CORPORATION,
                a ____________ corporation
                        (Mortgagee)
                  ______________________

                    FIRST MORTGAGE AND
                    SECURITY AGREEMENT
                  ______________________

Dated:         As of December __, 1995

Location:

County:

PREPARED BY AND UPON
RECORDATION RETURN TO:

White & Case
1155 Avenue of the Americas
New York, New York  10036
Attention: Jeffrey J. Temple, Esq.

          THIS FIRST MORTGAGE AND SECURITY AGREEMENT (the "Mortgage"), is made as of the ____ day of December, 1995, by ______________________________________________________, a
_______ limited partnership having its principal place of business at ________________________________________________
_________________________________________________, as
mortgagor ("Mortgagor"), and SECORE FINANCIAL CORPORATION, a ________ corporation, having its principal place of business at ____ __________________________________________________,
as mortgagee ("Mortgagee").

                   W I T N E S S E T H:

          To secure the payment of an indebtedness in the principal sum of _________________________________ AND 00/100
DOLLARS ($_____________), lawful money of the United States of America, to be paid with interest according to a certain note dated the date hereof made by Mortgagor to Mortgagee (the note, together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other amounts evidenced and/or secured by the Note, this Mortgage and the Other Security Documents being collectively called the "Debt"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned, set over and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign, set over and hypothecate unto Mortgagee, its successors and assigns, the real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

          TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements together with the following property, rights, interests and estates being hereinafter collectively referred to as the "Mortgaged Property"):

          (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, and rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (b) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future management, maintenance, operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future management, maintenance, operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Mortgage;

          (c) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

          (d) all written leases and other rental agreements (collectively, the "Written Leases"), affecting the use, enjoyment or occupancy of the Premises and the Improvements heretofore or hereafter entered into (the Written Leases and all other similar agreements hereinafter collectively referred to as the "Leases") and all rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Premises and the Improvements (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;


          (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

          (f)  the right, in the name and on behalf of
     Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged
     Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged
     Property;

          (g) all right, title and interest of Mortgagor arising from the operation of the Property in and to all payments for goods or property sold or leased or for services rendered, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper (hereinafter referred to as "Accounts Receivable"), including, without limiting the generality of the foregoing, all rights to payment from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities which sponsor and administer the American Express Card, the Visa Card, the Mastercard, the Carte Blanche Card, or the Discover Card). Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom;

          (h) all contract rights, with respect to, or which may in any way pertain to, the Premises or the business of the Mortgagor, including, without limitation, all refunds, rebates, security deposits, or other expectancy under or from any such account or contract right;

          (i) all general intangibles with respect to, or which may in any way pertain to, the Premises or the business of the Mortgagor, including, without limitation, any trade names, or other names under or by which the Premises may at any time be operated or known, the good will of the Mortgagor in connection therewith and the right of the Mortgagor to carry on business under any or all such name or names and any variant or variants thereof, insofar as the same may be transferable by the Mortgagor without breach of any agreement pursuant to which the Mortgagor may have obtained its right to use such name or names, and any and all trademarks, prints, labels, advertising concepts and literature;

          TO HAVE AND TO HOLD the above granted and described
Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

          PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void;

          AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

                          PART I

             PROVISIONS OF GENERAL APPLICATION

          1.   Payment of Debt and Incorporation of
Covenants, Conditions and Agreements.   Mortgagor will pay
the Debt at the time and in the manner provided in the Note and in this Mortgage. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Mortgage now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Note including but not limited to the First Assignment of Leases and Rents (the "Assignment of Rents") between Mortgagor, as assignor and Mortgagee, as assignee (collectively, the "Other Security Documents"), are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

          2.   Warranty of Title.   Mortgagor warrants that
Mortgagor has good title to the Mortgaged Property and has the right to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate and grant a security interest in the same and that Mortgagor possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Mortgage. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

          3.   Insurance.  (a)  Mortgagor will keep the
Mortgaged Property insured against loss or damage by fire,

flood and such other hazards, risks and matters, as Mortgagee may from time to time require, including, without limitation, rental value insurance against the abatement in rent or business interruption insurance for at least twelve (12) months, general public liability in an amount not less than $1,000,000.00, including excess liability coverage and umbrella liability insurance, boiler and machinery insurance, and earthquake and/or hurricane insurance. Mortgagor shall pay the premiums for such insurance (the "Insurance Premiums") as the same become due and payable. All policies of insurance (the "Policies") shall (i) be issued under forms acceptable to Mortgagee (containing the standard New York mortgagee non-contribution clause naming the Mortgagee as the insured mortgagee and the person to which all payments made by the Qualified Insurer (hereinafter defined) shall be paid); (ii) provide for at least thirty (30) days prior written notice to the Mortgagee of any cancellation, reduction in an amount or change in insurance coverage; (iii) contain a replacement cost endorsement for 100% of all replacement costs relating to the Improvements (without deduction for depreciation); (iv) contain an "enforcement" or "Law and Ordinance" endorsement in form and substance satisfactory to Mortgagee; and (v) be issued by insurers qualified under the laws of the State in which the Mortgaged Property is located, duly authorized and licensed to transact insurance business in such State and reflecting a claims-paying ability of A or better as determined by Standard & Poors' Corporation ("S&P"), Duff and Phelps Credit Rating Co. ("Duff"), if rated by Duff, Fitch Investors Service, Inc. ("Fitch"), if rated by Fitch, and a claims paying ability of A2 as determined by Moody's Investors Service, Inc. ("Moody's"), if rated by Moody's (each such insurer hereinafter referred to as a "Qualified Insurer", collectively "Qualified Insurers"). Such insurance shall not be invalidated due to the use or occupancy of the Property for purposes more hazardous than are permitted by the policy. The maximum amount deductible permitted under each insurance policy shall be such as is customarily carried by owners or managing agents operating first class multi-family residences of similar type and size of the Mortgaged Property.
Mortgagor shall deliver the Policies, or duplicate originals of the same, to Mortgagee. Not later than sixty (60) days prior to the expiration date of each of the Policies, Mortgagor will deliver evidence satisfactory to Mortgagee of the renewal of each of the Policies. The Mortgagor shall not insure the Mortgaged Property under any insurance policy other than as expressly set forth herein.

          (a) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt notice thereof to Mortgagee. The net amount of all insurance proceeds received by Mortgagee with respect to such damage or destruction, shall be held in a segregated account (the "Net Proceeds Account") and invested in an Eligible Investment (hereinafter defined). Mortgagee shall be entitled to deduct from such insurance proceeds all of its administrative costs and expenses reasonably incurred in connection with the investing and collection of such insurance proceeds, and the balance if any (the "Net Proceeds") shall be disbursed by Mortgagee in accordance with the terms and conditions set forth herein to pay for the costs and expenses of the Restoration (hereinafter defined) provided (i) no Event of Default has occurred and remains uncured under this Mortgage, the Note or any of the Other Security Documents, (ii) Mortgagor proceeds promptly after the insurance claims are settled with the restoration, replacement, rebuilding or repair of the Mortgaged Property as nearly as possible to the condition the Mortgaged Property was in immediately prior to such fire or other casualty (the "Restoration"), (iii) the Restoration shall be done in compliance with all applicable laws, rules and regulations, and, following the Restoration, the Mortgaged Property shall be permitted under all applicable zoning laws to be used for, and shall continue to be used for, all purposes associated with multi-family residences,
(iv) a set of the plans and specifications in connection with the Restoration shall be submitted to Mortgagee and shall be acceptable to Mortgagee in all respects, (v) all costs and expenses incurred by Mortgagee in connection with making the Net Proceeds available for the Restoration of the Mortgaged Property including, without limitation, counsel fees and inspecting engineer fees incurred by Mortgagee, shall be paid by Mortgagor, (vi) rental loss insurance is available to offset fully any abatement of rent to which any tenant of the Mortgaged Property may be entitled or any rent loss arising out of the cancellation of any Lease as a result of the casualty, throughout the Restoration and a reasonable-lease-up period following the Restoration, and (vii) in Mortgagee's judgment, the Restoration must be able to be completed within one (1) year after the loss and at least one (1) year prior to the Maturity Date of the Note. The term "Eligible Investment" shall mean any investment approved by Mortgagee in its sole discretion.

          (b) The Net Proceeds shall be held in trust in the Net Proceeds Account. The Net Proceeds shall be paid by Mortgagee (or by a disbursing agent ("Depository") selected by Mortgagee), to, or as directed by, Mortgagor from time to time during the course of the Restoration, upon receipt of evidence, and certification from Mortgagor, satisfactory to Mortgagee, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Restoration have been paid for in full, (ii) no notices of intention, mechanics' or other liens or encumbrances on the Mortgaged Property arising out of the Restoration exist, and
(iii) the balance of the Net Proceeds plus the balance of any deficiency deposits given by Mortgagor to Mortgagee or

Depository pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the Restoration. Mortgagor shall pay all fees and expenses of the Depository in connection with the above.

          (c) Notwithstanding anything to the contrary contained herein, if the Net Proceeds shall be less than $50,000.00, only one disbursement shall be required upon the completion of the Restoration to the satisfaction of Mortgagee. If the Net Proceeds shall be $50,000.00 or more, Mortgagee shall disburse the Net Proceeds as provided above, however, in no event shall Mortgagee be required to disburse such Net Proceeds, or any portion thereof, more often than once every thirty (30) days. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not be sufficient to pay in full the balance of the cost of the Restoration, Mortgagor shall deposit the deficiency with Mortgagee or Depositary before any further disbursement of the Net Proceeds shall be made.

          (d) Any amount of the Net Proceeds received by Mortgagee and not required to be disbursed for the Restoration pursuant to the provisions of this paragraph hereinabove set forth shall be retained and applied by Mortgagee toward the payment of the Debt whether or not then due and payable in such priority and proportions as Mortgagee in its discretion shall deem proper. Upon the receipt and retention by Mortgagee of such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by Mortgagee and actually applied by Mortgagee in reduction of the Debt.

          (e) Notwithstanding anything to the contrary contained herein, Mortgagee shall not be obligated to make the Net Proceeds available for Restoration of the Mortgaged Property unless the principal balance of the Note following the completion of the Restoration (assuming the amount of Net Proceeds received by Mortgagee in excess of the cost of the Restoration (as estimated by Mortgagee) is applied to the prepayment of the Note) will be in an amount sufficient to cause (i) the Debt Service Coverage Ratio (hereinafter defined) applicable to the Mortgaged Property immediately following the Restoration to be not less than 1.3 to 1.0 and
(ii) in the event of any Restoration involving Net Proceeds of more than $250,000.00, the ratio of (a) the appraised value of the Mortgaged Property after completion of the Restoration (as determined by an independent third-party appraiser holding an MAI designation and having a national practice and at least ten (10) years real estate experience appraising properties of a similar nature and type as the Mortgaged Property) to (b) the then outstanding principal balance of the Note to be equal to or greater than the Minimum Loan to Value Ratio (hereinafter defined). The term

"Minimum Loan to Value Ratio" means a ratio equal to the lesser of (i) 1.33 to 1.0 or (ii) the ratio of (a) the appraised value of the Mortgaged Property on the date hereof to (b) the then outstanding principal balance of the Note. The fee for such appraisal shall be paid for by the Mortgagor.

          4. Payment of Taxes, etc. Mortgagor shall pay all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Taxes") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as same become due and payable. Upon written request from Mortgagee, Mortgagor will deliver to Mortgagee evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee receipts for the payment of the Taxes, Other Charges and said utility services prior to the date the same shall become delinquent.

          Notwithstanding the above, after prior written notice to Mortgagee, Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default under the Note or this Mortgage shall have occurred and be continuing,
(ii) such proceeding shall suspend the collection of the Taxes from Mortgagor and from the Mortgaged Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (v) Mortgagor shall have set aside adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, and
(vi) Mortgagor shall have furnished such security as may be reasonably required in the proceeding, or as may be requested by Mortgagee to insure the payment of any such Taxes, together with all interest and penalties thereon.

          1. Escrow Fund. Mortgagor will comply with any requirement imposed by any Rating Agency (as hereinafter defined) as a condition of its initial rating, the Federal

National Mortgage Association ("FNMA") or the Federal Home
Loan Mortgage Corporation ("Freddie Mac"), with respect to the establishment of an escrow for Taxes and Insurance.

          2. Condemnation. (a) Mortgagor shall give Mortgagee prompt notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. If less than 25% of the land constituting the Mortgaged Property is taken, then the net amount of all awards and payments received by Mortgagee with respect to such taking shall be held in a segregated account (the "Net Awards Account") and invested in an Eligible Investment. Mortgagee shall be entitled to deduct from the condemnation award all of its administrative costs and expenses incurred in connection with investing and collecting such condemnation award and the balance, if any (hereinafter referred to as the "Net Award"), will be disbursed by Mortgagee to pay for the costs and expenses of the Condemnation Restoration (hereinafter defined), provided
(i) Mortgagor is not in default under this Mortgage, the Note or any of the Other Security Documents, (ii) Mortgagor proceeds promptly after the making of any award of payment for such taking with the restoration, replacement, rebuilding or repair of the Mortgaged Property as nearly as possible to the condition the Mortgaged Property was in immediately prior to such taking (the "Condemnation Restoration"), (iii) the Condemnation Restoration shall be done in compliance with all applicable laws, rules and regulations, and, following the Condemnation Restoration, the Mortgaged Property shall be permitted under all applicable zoning laws to be used for, and shall continue to be used for, all purposes associated with multi-family residences, (iv) a set of plans and specifications in connection with the Condemnation Restoration shall be submitted to Mortgagee and shall be satisfactory to Mortgagee in all respects, (v) Mortgagor shall have reimbursed Mortgagee for all costs and expenses incurred by Mortgagee in connection with making the Net Award available for the Condemnation Restoration of the Mortgaged Property, including, without limitation, counsel fees, inspecting engineer fees and appraisal fees incurred by Mortgagee, (vi) rental loss proceeds are available to offset in full any loss in rents throughout the Condemnation Restoration and a reasonable lease-up period following the completion of the Condemnation Restoration and (vii) in the opinion of Mortgagee the Condemnation Restoration of the Mortgaged Property can be completed within one (1) year after the taking and at least one (1) year prior to the maturity date of the Note.

          (a)  The Net Award shall be held in trust by
Mortgagee in the Net Awards Account and shall be paid by Mortgagee or a Depository designated by Mortgagee to, or as directed by, Mortgagor from time to time during the course of the Condemnation Restoration, upon receipt of evidence satisfactory to Mortgagee, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Condemnation Restoration have been paid for in full,
(ii) there exist no notices of intention, mechanics' or other liens or encumbrances on the Mortgaged Property arising out of the Condemnation Restoration, and (iii) the balance of the Net Award plus the balance of any deficiency deposits given by Mortgagor to Mortgagee or Depositary pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the Condemnation Restoration.

          (b) Notwithstanding anything to the contrary contained herein, Mortgagee shall not be obligated to make the Net Award available for the Condemnation Restoration of the Mortgaged Property unless the principal balance of the Note after the completion of the Condemnation Restoration (assuming the amount of the Net Award received by Mortgagee in excess of the cost of the Condemnation Restoration as estimated by Mortgagee is applied to the prepayment of the
Note) will be sufficient to cause (i) the Debt Service Coverage Ratio applicable to the Mortgaged Property immediately following the Condemnation Restoration to be not less than 1.3 to 1.0 and (ii) in the event of any Condemnation Restoration involving Net Award of more than $250,000.00, the ratio of (a) the appraised value of the Mortgaged Property after completion of the Condemnation Restoration (as determined by an independent third-party appraiser holding an MAI designation and having a national practice and at least ten (10) years real estate experience appraising properties of a similar nature and type as the Mortgaged Property) to (b) the then outstanding principal balance of the Note to be equal to or greater than the Minimum Loan to Value Ratio.

          (c) Notwithstanding anything to the contrary contained herein, if the Net Award shall be less than $50,000.00, only one such disbursement shall be required upon the completion of the Condemnation Restoration to the satisfaction of Mortgagee. If the Net Award shall be $50,000.00 or more, Mortgagee shall disburse the Net Award as provided above, however, in no event shall Mortgagee be required to disburse such Net Award, or any portion thereof, more often than once every thirty (30) days. If at any time the Net Award, or the undisbursed balance thereof, shall not in the opinion of Mortgagee be sufficient to pay in full the balance of the cost of Condemnation Restoration, Mortgagor shall deposit such deficiency with Mortgagee or Depository before any further disbursement of the Net Award shall be made.

          (d)  Notwithstanding anything to the contrary

contained herein, and notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for in the Note and in this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied in accordance with this paragraph 6. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note.

          (e)  Any amount of the Net Award received by
Mortgagee and not required to be disbursed for the Condemnation Restoration pursuant to the provisions of this paragraph hereinabove set forth may be retained and applied by Mortgagee to the discharge of the Debt, whether or not then due and payable, in such priority and proportions as Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold through foreclosure or otherwise prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment or a portion thereof sufficient to pay the Debt, whichever is less. Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Mortgagee, and Mortgagor hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Mortgagor shall upon demand of Mortgagee make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

          3. Leases and Rents. (a) Mortgagee is hereby granted and assigned by Mortgagor the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases and the Rents, this Mortgage constituting a present, absolute assignment of the Leases and the Rents. Nevertheless, subject to the terms of this paragraph 7, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums. Upon or at any time after an Event of Default, the license granted to Mortgagor herein may be revoked by Mortgagee, and Mortgagee may enter upon the

Mortgaged Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

          (a) All Written Leases shall be written on the standard form of lease which has been approved by Mortgagee. Upon written request from Mortgagee, Mortgagor shall furnish Mortgagee with executed copies of all Leases and all modifications thereto as soon as may be practicable. No material changes may be made to the Mortgagee-approved standard forms except as may be required by applicable law. In addition, all renewals of Leases and all proposed leases shall provide for rental rates comparable to existing local market rates and shall be arms-length transactions.
Mortgagor shall not enter into any lease having a term of more than three (3) years. All Leases must be Written Leases unless such Leases create periodic tenancies on a month to month basis or for a shorter period and are terminable upon not more than thirty (30) days' notice. [All Leases shall provide that they are subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee.] Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iii) shall not collect any of the Rents more than one (1) month in advance; (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (v) shall not materially alter, modify or change the terms of the Leases, or cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Premises or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder, except that Mortgagor may terminate any Lease in exercising its rights as landlord thereunder upon a default by the tenant under said Lease; (vi) shall not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty; (vii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms; and (viii) shall execute and deliver all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

          4.   Maintenance of Mortgaged Property.  (a)
Mortgagor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment). Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in paragraph 6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Premises. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or otherwise changing the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

          (a)  Mortgagor hereby represents that all
inspections, licenses and certificates required to be made
or issued with respect to all occupied portions of the Mortgaged Property and with respect to the use and occupancy of the same, including but not limited to, certificates of occupancy and fire underwriter certificates, have been made by or obtained from the appropriate governmental authorities. Mortgagor hereby represents, warrants and covenants that it has obtained and will maintain all permits and licenses required to operate the Mortgaged Property as a multi-family residential development. Mortgagor has and shall continue to comply in all material respects with and make all payments required under all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Mortgaged Property or any part thereof or the business or the
activity conducted thereon.   Mortgagor will not commit,
suffer, permit or allow any act to be done in or upon the Mortgaged Property in violation of any law, ordinance or regulation. Mortgagor is in material compliance and shall continue to comply in all material respects with all existing and future requirements of all governmental authorities having jurisdiction over the Mortgaged Property.

          5. Transfer or Encumbrance of the Mortgaged Property. (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and the experience of Mortgagor in owning properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Except as otherwise provided in subparagraph 9(c) hereof, Mortgagor shall not sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, mortgaged, encumbered, pledged or otherwise transferred.

          (a) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this paragraph 9 shall be deemed to include (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; (iii) if Mortgagor or any general partner of Mortgagor is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now stockholders, except for any sale, conveyance or transfer of such corporation's stock to an Affiliate provided Mortgagee shall have received prior written notice of such transfer;
(iv) if Mortgagor or any general partner of Mortgagor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer of the partnership interest of any general partner or managing partner, except for any transfer of such partnership interest to an Affiliate, and excluding the removal or resignation of any non-Affiliate or non-managing general partner where the managing general partner shall remain following such removal or resignation, provided, in either case, Mortgagee shall have received prior written notice of such transfer resignation or removal; (v) any transfer of any interest by the Manager (hereinafter defined) other than as permitted under paragraph 54; and (vi) any transfer of the beneficial interest of any Mortgagor in any trust holding legal title to the Mortgaged Property.

          (b) Notwithstanding anything to the contrary contained herein:

     (i) Upon sixty (60) days prior written notice to Mortgagee, Mortgagor shall have the limited right to transfer legal title to the Mortgaged Property to a Single Purpose Entity Transferee (hereinafter defined) provided (a) such Single Purpose Entity
     Transferee assumes all of the obligations of the Mortgagor under this Mortgage, the Note and the Other Security Documents in a manner satisfactory to Mortgagee in all respects, including, without limitation, by entering into an assumption agreement with Mortgagor and Mortgagee in form and substance reasonably satisfactory to Mortgagee (an
     "Assumption Agreement"), (b) the Single Purpose
     Entity Transferee shall have been newly formed exclusively and solely for the purpose of owning and operating the Mortgaged Property and shall have been engaged in no other business activities prior to the transfer of title to such Single
     Purpose Entity Transferee and must be a "United
     States person" as defined by Section 7701(a)(30) of the United States Internal Revenue Code of
     1986, as amended, (c) the Single Purpose Entity
     Transferee or the management agent it employs to manage the Mortgaged Property shall have Adequate
     Real Estate Experience (hereinafter defined), (d) the Single Purpose Entity Transferee shall deliver to Mortgagee evidence of the fulfillment of the requirements of subsection (b) above, (e) the Single Purpose Entity Transferee shall deliver any and all organizational documentation requested by Mortgagee, which documentation shall be reasonably satisfactory to Mortgagee in all respects, and shall deliver an opinion of counsel of the Single
     Purpose Entity Transferee covering the Assumption
     Agreement in form and substance similar to the due execution, delivery and enforcement opinions delivered by counsel to Mortgagor in connection with the execution of this Mortgage, (f) the Single Purpose Entity Transferee shall deliver any certificates and opinions of counsel, enter into agreements and covenants, or cause each of its general partners (or any other principal thereof) to deliver certificates, enter into agreements and covenants, which certificates, agreements, opinions of counsel and covenants shall be similar in nature to those delivered, executed and made by Mortgagor or any general partner of Mortgagor in connection with the execution of this Mortgage or the Securitization (hereinafter defined) relating to the single purpose nature of the Single Purpose
     Entity Transferee or otherwise, and (g) Mortgagor shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring the Mortgage as modified by the Assumption
     Agreement as a valid first lien on the Mortgaged
     Property, naming the Single Purpose Entity
     Transferee as owner of the fee estate of the Mortgaged Property, which endorsement shall insure that, as of the date of the recording of the Assumption Agreement, the Mortgaged Property shall not be subject to any additional exceptions or liens other than those contained in the original title policy insuring the lien of this Mortgage and delivered in connection with the execution of this Mortgage. Any and all costs incurred in connection with the above (including Mortgagee's counsel's fees and disbursements and expenses and all recording fees, mortgage or intangible taxes, and title insurance premiums), shall be paid by Mortgagor. Mortgagee shall respond to Mortgagor's request to transfer legal title to the Mortgaged
     Property within forty-five (45) days of delivery of all of the information required by subsections
     (a)-(g) above. The failure of Mortgagee to respond to such request shall not be deemed consent to the transfer.

     For purposes of this Mortgage, the term "Adequate Real Estate Experience" shall mean an entity which manages first class multi-family residential complexes of a type and size similar to the Mortgaged Property, and which manages in the aggregate no less than 1,000 residential units at the time of such transfer.

     For purposes of this Mortgage, the term "Single Purpose
     Entity Transferee" shall mean an entity that:

          A.        shall not own any asset other than the
               Mortgaged Property;

          B. shall not engage in any business other than those necessary for the ownership, management or operation of the Mortgaged Property and any such business transactions with any general partner, principal or Affiliate of the Single Purpose Entity Transferee or any affiliate of the general partner of the Single Purpose Entity Transferee shall be entered into upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate of the Single Purpose Entity Transferee or the general partner or an Affiliate of the general partner of the Single Purpose Entity Transferee;

          C.        shall not incur any debt, secured or
               unsecured, direct or contingent
               (including guaranteeing any obligation), other than the Debt;

          D.        shall not make any loans or advances to
               any third party (including any
               Affiliates of such Single Purpose Entity
               Transferee or the general partner or an
               Affiliate of the general partner of such

               Single Purpose Entity Transferee);

          E.        shall be solvent and pay its debts from
               its assets as the same become due;

          F. shall do or cause to be done all things necessary to preserve its existence, and shall not amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or by-laws in a manner which adversely affects such Single Purpose Entity Transferee's existence as a single purpose entity;

          G.        shall maintain books and records and
               bank accounts separate from those of its Affiliates, including its general partners;

          H. shall be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of such Single Purpose Entity Transferee);

          I.        shall file its own tax returns;

          J.        shall maintain adequate capital for the
               normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          K.        shall not seek the dissolution or
               winding up, in whole or in part, of the
               Single Purpose Entity Transferee or
               voluntarily file, or consent to the filing of, a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding;

          L.        shall not commingle its funds or other
               assets with any other person or entity, and

          M.        shall have at least one member of its
               board of directors (if a corporation) that is not affiliated with or employed by National
               Property Investors, Inc. or any of its
               Affiliates.

          For purposes of this Mortgage, the term
          "Affiliate" shall mean a corporation or other entity which shall (i) control, (ii) be controlled by, or (iii) be under common
          control with either Mortgagor, any general partner of Mortgagor, or National Property
          Investors, Inc.

     (ii) The consummation of the transactions contemplated pursuant to that certain Partnership Units Purchase Agreement, dated August 17, 1995, among National Property Investors, Inc. and related entities and Insignia Financial Group, Inc. and related entities, and certain other agreements relating thereto shall not be deemed to be a transfer in violation of the provisions of this paragraph 9

     (iii) Mortgagor may sell, convey or transfer stock or partnership interest as described in subsections
     9(b)(iii) and (iv) hereof by Mortgagor or the general partner of Mortgagor, provided that:

               1.   No Event of Default shall have occurred
                    and be continuing;

               2.   The transferee shall be a person, firm
                    or corporation whose character,
                    financial strength, stability and
                    experience shall be similar to the
                    existing Mortgagor and any general
                    partner of Mortgagor as of the date
                    hereof and otherwise reasonably
                    satisfactory to Mortgagee;

               3.   The transferee shall deliver such
                    organizational documentation and other
                    material necessary to establish the
                    transfer; and

               4.   The transferee shall pay the costs and
                    expenses of Mortgagee and Mortgagee's
                    counsel incurred in connection with the
                    review and approval of such stock or
                    partnership transfer.

          (a) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property without Mortgagee's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.


          1. Estoppel Certificates. (a) After request by Mortgagee, Mortgagor, within ten (10) days, shall furnish Mortgagee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          2. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

          3. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

          4. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

          5. Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by applicable law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

          6. Books and Records. Mortgagor shall keep adequate books and records of account which accurately reflect the operations of, and income and expenses attributable to, the Mortgaged Property and furnish to Mortgagee the following statements, all of which shall be in form and substance acceptable to Mortgagee:

          (i)            monthly and an annual occupancy
                    statement listing each and every
                    Lease, identifying the leased premises,
                    names of all tenants, monthly rental and all other charges payable under the Lease, date to which paid, date of occupancy, date of expiration, any and every special provision, concession or inducement granted to tenants and such other information as is reasonably requested by Mortgagee, signed, dated and certified as true and accurate by the general partner of Mortgagor and Mortgagor;

          (ii)           monthly and an annual operating
                    statement of the operation of the
                    Mortgaged Property in a form pre-
                    approved by Mortgagee and otherwise
                    satisfactory to Mortgagee, showing in
                    reasonable detail total revenues
                    received and total expenses, prepared
                    and certified by the general partner of
                    Mortgagor and Mortgagor;

          (iii)          an annual balance sheet and profit
                    and loss statement of Mortgagor,
                    prepared and certified by the general
                    partner of Mortgagor and Mortgagor
                    within ninety (90) days after the close
                    of each fiscal year; and

          (iv)           such annual and monthly balance
                    sheets and profit and loss
                    statements and other financial
                    statements as may, from time to time, be required by Mortgagee.


          7. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

          8. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of perfecting any and all rights and remedies available to Mortgagee at law and in equity pursuant to the terms of the Note, this Mortgage or the Other Security Documents, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 17.

          9.   Recording of Mortgage, etc.  Mortgagor
forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

          10. Prepayment. If permitted by the Note, the Debt may be prepaid in accordance with the terms thereof.

          11. Events of Default. The Mortgagee may declare the Debt immediately due and payable upon any one or more of the following events ("Event of Default"):

          (a) if any portion of the Debt is not paid within ten (10) days after written notice is delivered by the Mortgagee notifying Mortgagor that the same is overdue;

          (b) except as otherwise provided in paragraph 4 hereof, if any of the Taxes or Other Charges is not paid when the same is due and payable;

          (c) if the Policies are not kept in full force and effect, or if the Policies (or duplicate originals thereof) are not delivered to Mortgagee upon request;

          (d) if Mortgagor violates or does not comply with any of the provisions of paragraphs 7, 9, 34, 35 or 56 hereof;

          (e) if any representation or warranty of Mortgagor made herein or in any certificate, report, financial statement or other instrument or document furnished to Mortgagee shall have been false or misleading in any material respect when made;

          (f) if Mortgagor shall make an assignment for the benefit of creditors or if Mortgagor shall generally not be paying its debts as they become due;

          (g)  if a receiver, liquidator or trustee of
     Mortgagor shall be appointed or if Mortgagor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or if any proceeding for the dissolution or liquidation of Mortgagor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mortgagor, upon the same not being discharged, stayed or dismissed within ninety (90) days;


          (h) if Mortgagor shall be in default under any other mortgage or security agreement covering any part of the Mortgaged Property whether it be superior or junior in lien to this Mortgage;

          (i) the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) on the earlier of (i) thirty (30) days after Mortgagor shall have notice (written or oral) of such lien or (ii) following a judgment in favor of the holder of such lien, one week prior to the date on which such lien may be foreclosed;

          (j)  if Mortgagor fails to cure promptly any
     violations of laws or ordinances affecting or which may be interpreted to affect the Mortgaged Property; provided, however, after prior written notice to Mortgagee, Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the validity or application of any building, fire or zoning law or ordinance affecting the Mortgaged Property provided that (i) no other Event of Default exists under the Note, this Mortgage, or the Other Security Documents, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder, (iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (iv) if by the terms of such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without incurring any lien, charge or liability of any kind against the Mortgaged Property, or any part thereof, and without subjecting the Mortgagor or the Mortgagee to any liability, civil or criminal, for failure to comply therewith; or

          (k) if Mortgagor shall continue to be in default under any of the other terms, covenants or conditions of the Note, this Mortgage or the Other Security Documents for five (5) days after notice from Mortgagee in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Mortgagee in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Mortgagor shall have commenced to cure such default within such thirty
     (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty

     (30) day period shall be extended for so long as it shall require Mortgagor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days.

          12. Remedies of Mortgagee. Upon the occurrence of an Event of Default, (a) Mortgagor will pay, from the date of that Event of Default, interest on the unpaid principal balance of the Note at the rate of (i) four percent (4%) over the Applicable Interest Rate (as defined in the Note) due under the Note or (ii) the maximum interest rate which Mortgagor may by law pay, whichever is lower (the "Default Rate"), and (b) Mortgagee shall have the right to exercise any and all rights and remedies available at law and in equity.

          13. Sale of Mortgaged Property. If this Mortgage is foreclosed or if the Mortgaged Property is sold pursuant to the exercise of a power of sale, the Mortgaged Property, or any interest therein, may at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

          14. Right to Cure Defaults. Upon the occurrence of any Event of Default, if Mortgagor fails to make any payment or perform any act as herein provided Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph 23, shall constitute a portion of the Debt and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Mortgage and the Other Security Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

          15.  Late Payment Charge.  If any portion of the
Debt is not paid on or before the date on which it is due

without taking into account any applicable notice or grace period, Mortgagor shall pay to Mortgagee upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage and the Other Security Documents.

          16.  Prepayment After Event of Default.  If
following the occurrence of any Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Mortgaged Property, or a sale of the Mortgaged Property pursuant to the exercise of a power of sale, such tender shall be deemed to be a voluntary prepayment of the principal balance of the Note and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee a sum equal to the interest which would have accrued on the principal balance of the Note at the Applicable Interest Rate as defined in the Note from the date of such tender to the earlier of (i) the Maturity Date as defined in the Note or to
(ii) the first day of the period during which prepayment of the principal balance of the Note would have been permitted together with a Premium (as defined in the Note) equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender prepayment of the principal balance of the Note is permitted, such tender by Mortgagor shall be deemed to be a voluntary prepayment of the principal balance of the Note, and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee the applicable Premium specified in the Note and this Mortgage, if any.

          17. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged
Property at all reasonable times.

          18. Appointment of Receiver. The holder of this Mortgage, upon the occurrence of an Event of Default or in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property, shall be entitled to the appointment of a receiver without notice and without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person liable for the payment of the Debt.

          19. Reasonable Use and Occupancy. In addition to the rights which Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

          20. Security Agreement. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 29 the "Collateral"). If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all reasonable expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor unless otherwise required by law. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

          21. Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

          22. Waiver of Counterclaim. Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Mortgagee against Mortgagor, or in any matters whatsoever arising out of or in any way connected with this Mortgage, the Note, any of the Other Security Documents or the Debt.

          23.  Recovery of Sums Required To Be Paid.
Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or to sell the Mortgaged Property pursuant to the exercise of a power of sale, or to bring any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

          24. Marshalling and Other Matters. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

          25. Hazardous Materials. Mortgagor represents and warrants that, except as otherwise disclosed in that certain environmental report delivered by Mortgagor to Mortgagee in connection with the origination of this Mortgage, to the best of Mortgagor's knowledge, after due inquiry and investigation, (a) there are no Hazardous Materials (hereinafter defined) on the Mortgaged Property, except those in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and (b) no owner or occupant nor, to the best of Mortgagor's knowledge, any prior owner or occupant of the Mortgaged Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Mortgaged Property. Mortgagor covenants that the Mortgaged Property shall be kept free of Hazardous

Materials, and neither Mortgagor nor any occupant of the Mortgaged Property shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Mortgaged Property, except in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Mortgagor shall comply with, and ensure compliance by all occupants of the Mortgaged Property with, all applicable federal, state and local laws, ordinances, rules and regulations, and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. At any time after the occurrence of an Event of Default and the continuance thereof, Mortgagee may enter upon the Mortgaged Property and conduct such environmental tests and studies as Mortgagee shall require. The cost and expense of such tests and studies shall be borne by Mortgagor and such amounts shall be secured by this Mortgage. In the event that Mortgagor receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Mortgaged Property, Mortgagor shall immediately notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to clean up and remove all Hazardous Materials from the Mortgaged Property in accordance with all applicable federal, state, and local laws, ordinances, rules and regulations. The term "Hazardous Materials" as used in this Mortgage shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, or any other substance or material defined as a hazardous or toxic substance or material by any federal, state or local law, ordinance, rule, or regulation, but excluding Asbestos, as defined in paragraph 35 hereof. The obligations and liabilities of Mortgagor under this paragraph 34 shall survive any entry of a judgment of foreclosure, the sale of the Mortgaged Property pursuant to the exercise of a power of sale, or the delivery of a deed in lieu of foreclosure of this Mortgage.

          26. Asbestos. Mortgagor represents and warrants that, except as otherwise disclosed in that certain asbestos survey (the "Asbestos Survey") delivered by Mortgagor to Mortgagee in connection with the origination of this Mortgage, to the best of Mortgagor's knowledge, after due inquiry and investigation, there is no asbestos or material containing asbestos ("Asbestos") on the Mortgaged Property, and that no owner or occupant nor to the best of Mortgagor's knowledge, any prior owner or occupant of the Mortgaged Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Mortgaged Property. Mortgagor covenants that, except as otherwise disclosed in the Asbestos Survey, the Mortgaged Property shall be kept free of Asbestos, and neither Mortgagor nor any occupant of the Mortgaged Property shall install, or permit to be installed, Asbestos on the Mortgaged Property. Mortgagor shall comply with, and ensure compliance by all occupants of the Mortgaged Property with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Mortgagor receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Mortgaged Property, Mortgagor shall immediately notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to manage and remove all Asbestos from the Mortgaged Property in accordance with all applicable federal, state and local laws, ordinances, rules and regulations. The obligations and liabilities of Mortgagor under this paragraph 35 shall survive any entry of a judgment of foreclosure, the sale of the Mortgaged Property pursuant to the exercise of a power of sale, or delivery of a deed in lieu of foreclosure of this Mortgage.

          27. Indemnification. Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Mortgagee (except any liability, obligation, claim, damage, penalty, cause of action, cost or expense imposed upon or incurred by Mortgagee by reason of the gross negligence or willful misconduct of Mortgagee) by reason of (a) ownership of this Mortgage, the Mortgaged Property or any interest therein arising pursuant to the terms of this Mortgage or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks,curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Mortgage, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Mortgage is made;

(g) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property or the presence of Asbestos on the Mortgaged Property; (h) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or Asbestos; (i) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials or Asbestos; or (j) any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Hazardous Materials or Asbestos including, without limitation, the costs and expenses of any remedial action required by such governmental authorities, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. Any amounts payable to Mortgagee by reason of the application of this paragraph 36 shall be secured by this Mortgage and shall become immediately due and payable upon demand and shall bear interest at the Default Rate commencing on the fifth (5th) day following such demand until paid. The obligations and liabilities of Mortgagor under this paragraph 36 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Mortgage.

          28. Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing and delivered personally or by a reputable overnight courier service and shall be deemed given when received at the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Mortgagor or Mortgagee, as the case may be, shall in like manner designate in writing. In the event delivery is not accepted, notice shall be deemed given on the date such delivery is refused.

          29.  Authority.  (a)  Mortgagor (and the
undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate, assign and grant a security interest in the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed.

          (a)  Mortgagor represents and warrants that
Mortgagor is not a "foreign person" within the meaning of 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

          30.  Waiver of Notice.  Mortgagor shall not be

entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

          31. Remedies of Mortgagor. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the Other Security Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor's remedies shall be limited to injunctive relief or declaratory judgment.

          32.  Sole Discretion of Mortgagee.  Wherever
pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee, except as may be otherwise expressly and specifically provided herein.

          33. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the Other Security Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.
No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

          34.  No Oral Change.  This Mortgage, and any
provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          35. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. The foregoing sentence, however, is not intended to affect the limited liability of any limited partner or stockholder of Mortgagor afforded by applicable partnership or corporate law. This Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

          36.  Inapplicable Provisions.  If any term,
covenant or condition of the Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision.

          37. Headings. etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          38. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

          39. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          40. CHOICE OF LAW. THIS MORTGAGE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, ATTACHMENT, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST OF THIS MORTGAGE, THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED SHALL APPLY.

          41. Exculpation. Mortgagee shall not enforce the liability and obligation of Mortgagor to perform and observe the obligations contained in the Note or this Mortgage by any action or proceeding wherein a money judgment shall be sought against Mortgagor or any general or limited partner of Mortgagor (hereafter collectively referred to as the "Exculpated Parties"), except that Mortgagee may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Mortgagee to enforce and realize upon this Mortgage, the Other Security Documents, and the interest in the Mortgaged Property, the Rents and any other collateral given to Mortgagee created by this Mortgage and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against the Exculpated Parties only to the extent of Mortgagor's interest in the Mortgaged Property, in the Rents and in any other collateral given to Mortgagee. Mortgagee, by accepting the Note and this Mortgage, agrees that it shall not sue for, seek or demand any deficiency judgment against the Exculpated Parties in any such action or proceeding, under or by reason of or in connection with the Note, the Other Security Documents or this Mortgage. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Mortgage; (ii) impair the right of Mortgagee to name Mortgagor as a party defendant in any action or suit for judicial foreclosure and sale under this Mortgage; (iii) affect the validity or enforceability of any guaranty made in connection with the Note, this Mortgage, or the Other Security Documents; (iv) impair the right of Mortgagee to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (vi) impair the right of Mortgagee to bring suit with respect to fraud or intentional misrepresentation by the Exculpated Parties or any other person or entity in connection with the Note, this Mortgage or the Other Security Documents; (vii) impair the right of Mortgagee to obtain the Rents received by any of the Exculpated Parties after the occurrence of an Event of

Default; (viii) impair the right of Mortgagee to bring suit with respect to the Exculpated Parties' misappropriation of tenant security deposits or Rents collected in advance; (ix) impair the right of Mortgagee to obtain insurance proceeds or condemnation awards due to Mortgagee under this Mortgage;
(x) impair the right of Mortgagee to enforce the provisions of sub-paragraphs 36(g) through 36(j), inclusive and paragraphs 34 and 35 of this Mortgage against the Mortgagor (excluding any general or limited partner thereof); or (xi) impair the right of Mortgagee to recover any part of the Debt from the Mortgagor (excluding the general and limited partners of Mortgagor), following the breach of any covenant contained in paragraph 9 or 56 hereof.

          42. [TO BE LIMITED TO CERTAIN PROPERTIES] Capital Improvements Account. Mortgagor shall establish and maintain for the benefit of Mortgagee a reserve account (the "Capital Improvements Account") for the purpose of creating a reserve for certain capital improvements in connection with the Mortgaged Property which are described on a schedule (the "Capital Improvements Schedule") in the engineering report for the Mortgaged Property delivered to, and approved by, Mortgagee (collectively, the "Capital Improvements"). Mortgagor shall deposit the amount set forth on the Capital Improvements Schedule into the Capital Improvements Account on the date hereof. Mortgagor, on a periodic basis (but not more often than once every thirty (30) days), may request disbursements ("Disbursements") from the Capital Improvements Account provided: (i) Mortgagor shall have delivered a written request for the Disbursement to Mortgagee, which request shall (a) specify which "line item" set forth on the Capital Improvements Schedule Mortgagor has incurred expenses for, (b) set forth the amount of the requested Disbursement,
(c) contain a certification from the managing general partner of Mortgagor and Mortgagor that the work for which the Disbursement is requested has been completed and is then due and payable and (d) if requested by Mortgagee, such other evidence of completion of work, including but not limited to any and all invoices or other work orders, (ii) the Disbursement does not exceed the amount allocated to the line item as such amount is set forth on the Capital Improvements Schedule, and (iii) no Event of Default shall have occurred. Disbursements shall be made by Mortgagee to Mortgagor by wire transfer or as otherwise directed by Mortgagor within ten
(10) days after receipt by Mortgagee of Mortgagor's written request in the form required above. The Capital Improvements Account shall be held by Mortgagee as additional and collateral security for the Debt and Mortgagor hereby grants Mortgagee a security interest in, and pledges to Mortgagee the Capital Improvements Account. The Capital Improvements Account shall be held by Mortgagee as additional security for the Debt and if Mortgagor breaches any term, covenant or provision of the Note, this Mortgage or any Other Security Document, Mortgagee may apply the proceeds of the Capital

Improvements Account to cure such default, and following the acceleration of the maturity of the Note, in the reduction of the Debt. The Capital Improvements Account shall be an interest bearing account maintained at a bank satisfactory to Mortgagee in its sole discretion, and Mortgagee shall have no liability for its selection of the bank, type of account, fluctuations in interest rate or for the amount of interest earned on the account. Interest earned on the Capital Improvements Account shall remain in the Capital Improvements Account until such time as the account is released to the Mortgagor or the proceeds are applied by Mortgagee to the payment of the Debt as provided herein. Upon the completion of all of the Capital Improvements, Mortgagee shall release the sums remaining in the Capital Improvements Account, if any, to Mortgagor.

          43. Reserve Account. Mortgagor will comply with any requirements of any Rating Agency as a condition of its initial rating, or if required by either FNMA or Freddie Mac, with respect to the establishment of a reserve account for necessary repairs and replacements of existing improvements on the Mortgaged Property.

          44. Operations and Maintenance Plan. [LIMIT TO LANDINGS] Mortgagor shall, within forty-five (45) days from the date hereof deliver to Mortgagee an operation and maintenance plan (the "O&M Plan") with respect to the maintenance or removal of any asbestos, hazardous and toxic wastes and substances, PCB's and storage tanks on the Mortgaged Property, which O&M Plan appoints an "Asbestos Program Manager" in charge of managing all asbestos-related activities on the Mortgaged Property. Mortgagor shall (i) diligently perform and observe all of the terms, covenants and conditions of the O&M Plan on the part of Mortgagor to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Mortgagor under the O&M Plan and (ii) promptly notify Mortgagee of the giving of any notice to Mortgagor of any default by the Asbestos Program Manager in the performance or observance of any of the terms, covenants or conditions of the O&M Plan on the part of the Asbestos Program Manager to be performed and observed and deliver to Mortgagee a true copy of each such notice. Mortgagee shall have the right to approve any O&M Plan which may affect the Mortgaged Property.

          45. Management Agreements. The Improvements have been operated under the terms and conditions of that certain management agreement entered into between Mortgagor and the manager (the "Manager") set forth therein delivered to, and approved by, Mortgagee (hereinafter, together with any renewals or replacements thereof, being referred to as the "Management Agreement"). Mortgagor acknowledges that Mortgagee has examined and relied on the Manager's experience in operating properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on the Manager's management of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor shall (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of Mortgagor to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Mortgagor under the Management Agreement and (ii) promptly notify Mortgagee of the giving of any notice to Mortgagor of any default by Mortgagor in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Mortgagor to be performed and observed and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not surrender the Management Agreement, consent to the assignment by the Manager of its interest under the Management Agreement, or terminate or cancel the Management Agreement or modify, change, supplement, alter or amend the Management Agreement, in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Mortgage, all the rights, privileges and prerogatives of Mortgagor to surrender the Management Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement in any respect, and any such surrender of the Management Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement without the prior consent of Mortgagee shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Mortgagor to be performed or observed, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Mortgagor to be performed or observed to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Management Agreement shall be kept unimpaired and free from default. Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action. If the Manager under the Management Agreement shall deliver to Mortgagee a copy of any notice sent to Mortgagor of default under the Management Agreement, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee in good faith, in reliance thereon. Mortgagor shall, from time to time, use its best efforts to obtain from the Manager under the Management Agreement such certificates of estoppel with respect to compliance by Mortgagor with the terms of the Management Agreement as may be requested by Mortgagee. Mortgagor shall exercise each individual option, if any, to extend or renew the term of the Management Agreement upon demand by Mortgagee made at any time within one (1) year of the last day upon which any such option may be exercised, and Mortgagor hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise any such option in the name of and upon behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

          Notwithstanding anything to the contrary contained herein, Mortgagor may replace the Manager or accept the resignation of the Manager or consent to a transfer by the Manager, provided:

          (1) No Event of Default shall have occurred and be continuing;

          (2) the new manager or holder of the stock or partnership interest shall be a person, firm or corporation whose character, financial strength, stability and experience shall be similar to the existing Manager and otherwise have Adequate Real Estate Experience (it being understood that Insigna Financial Group, Inc. or any Affiliate thereof shall be deemed an acceptable replacement);

          (3)  the new manager shall deliver all
     organizational documentation and other materials evidencing its Adequate Real Estate Experience and otherwise be acceptable to Mortgagee;

          (4) the Mortgagor shall pay the reasonable costs and expenses of Mortgagee and Mortgagee's counsel incurred in connection with the review and approval of such new manager; and

          (5) the terms of any new management agreement affecting the Mortgaged Property must be acceptable to Mortgagee in all respects, provided, however, if the terms and conditions of the new management agreement shall be substantially similar to the Management Agreement and the management fee due thereunder is no greater than the fee provided in the Management Agreement, such new management agreement shall be deemed acceptable to Mortgagee.

          1. Rating Agencies. The terms "Rating Agency" or "Rating Agencies" shall mean any nationally recognized rating agency(s) sought by Mortgagee to obtain ratings with respect to this Mortgage or the Securitization (hereinafter defined). Mortgagee intends to, but is not required to, either (i) deposit this Mortgage, the Note and the Other Security Documents in a trust in exchange for the issuance, to or at the direction of the Mortgagee, of multiple classes of mortgage pass-through certificates evidencing the entire beneficial ownership interest in such trust or (ii) issue multiple classes of bonds (also, "Securities") representing non-recourse obligations secured by this Mortgage, the Note and the Other Security Documents (the "Securities"). An election will be made under the federal tax code to treat this Mortgage, the Note and the Other Security Documents and the related assets as one or more real estate mortgage investment conduits. The Securities may be sold either in a public offering or a private placement. The foregoing events and all matters incidental thereto are herein referred to as the "Securitization". Anything in paragraphs 5, 52 or 58 of this Mortgage contained to the contrary notwithstanding: (i) the provisions of paragraphs 5, 52 and 58 of this Mortgage which require a Mortgagor to comply with certain requirements ("Requirements") which may be imposed by any Rating Agency, FNMA or Freddie Mac shall be of no force or effect unless Mortgagee notifies Mortgagor prior to the 270th day (the "Deadline") following the Date hereof that it will be required to comply with any such Requirements; and (ii) in the event that Mortgagee so notifies Mortgagor prior to the Deadline, (a) Mortgagee shall not prevent Mortgagor from contacting the entity imposing such Requirements to discuss the necessity of and/or details relating to such Requirements, and (b) Mortgagor will not pursue such discussion in a manner which materially delays the completion of any related Securitization, and in any event Mortgagor will either comply with the Requirements in question or cause the Debt to be prepaid in full at par on or prior to the Deadline.

          2. Single Purpose Entity. Mortgagor hereby represents and warrants to, and covenants with, Mortgagee that, as of the date hereof and until such time as the Debt shall be paid in full, Mortgagor:

          (a) does not own and shall not own any encumbered asset other than (i) the Mortgaged Property, (ii) and
     (ii) such incidental personal property necessary for the operation of the Mortgaged Property;

          (b) is not engaged and shall not engage in any business other than those necessary for the ownership, management or operation of the Mortgaged Property and any business transactions with any general partner, principal or affiliate of Mortgagor or any affiliate of the general partner of Mortgagor shall be entered into upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate;

          (c) has not incurred and shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt and the type of indebtedness permitted pursuant to Paragraph 57 hereof;

          (d) has not made and shall not make any loans or advances to any third party (including any Affiliate);

          (e) is and shall be solvent and pay its debt from its assets as the same shall become due;

          (f) has done or caused to be done and shall do all things necessary to preserve its existence, and shall not, nor shall any partner, limited or general, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or by-laws in a manner which adversely affects Mortgagor's existence as a single purpose entity;

          (g) shall conduct and operate its business as presently conducted and operated;

          (h) shall maintain books and records and bank accounts separate from those of its affiliates, including its general partners;

          (i) shall be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof, including the general partner or any affiliate of the general partner of the Mortgagor);

          (j)  shall file its own tax returns;

          (k) shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (l) shall not seek the dissolution or winding up, in whole or in part, of the Mortgagor or voluntarily file, or consent to the filing of, a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding;

          (m) shall not commingle the funds and other assets of the Mortgagor with those of any general partner, any Affiliate or any other person; and


          (n) shall have at least one member of its board of directors that is not affiliated with or employed by National Property Investors, Inc. or any of its Affiliates.

          3. No Other Indebtedness. During the term of the Note and prior to the satisfaction or discharge of this Mortgage, Mortgagor shall not create, incur, assume, or suffer to exist any Indebtedness (hereinafter defined). For purposes of the foregoing, the term "Indebtedness" shall mean with respect to Mortgagor on a particular date (a) all indebtedness of Mortgagor for borrowed money or for the deferred purchase price of property or which is evidenced by a note, bond, debenture, trust deed, bankers' acceptance or similar instrument, (b) all obligations of Mortgagor under any lease of real property (excluding Leases under which Mortgagor is the landlord), (c) all obligations of Mortgagor in respect of letters of credit, acceptances, or similar obligations issued or created for the account of Mortgagor, and (d) all liabilities secured by any lien or any property owned by Mortgagor even though Mortgagor has not assumed or otherwise become liable for the payment thereof. Notwithstanding the foregoing, Indebtedness shall not include
(x) account payables to trade creditors of up to [$__________] (which may include Affiliates of Mortgagor and its partners and their employees) for goods and services which are not aged more than sixty (60) days from the billing date and current operating liabilities (other than for borrowed monies) not more than sixty (60) days past due in each case incurred in the ordinary course of business as presently conducted and paid within the specified times, unless contested in good faith and by appropriate proceeds and (y) the indebtedness evidenced by the Note and secured by this Mortgage.

          4. Lockbox. Mortgagor will comply with any requirement imposed by any Rating Agency as a condition of its initial rating, FNMA or Freddie Mac with respect to the establishment of lockbox arrangements with respect to the operation of the Mortgaged Property.


                         PART II

                  [LOCAL LAW PROVISIONS]

          1. In the event of any inconsistencies between the terms and conditions of PART I of this Mortgage and PART
II, the terms and conditions of PART II shall control and be binding.

              [ADD LOCAL PROVISIONS, IF ANY]

          IN WITNESS WHEREOF, this Mortgage has been executed by Mortgagor the day and year first above written.

Witnesses:               ___________________________________
                         ________________, a _______ limited
                         partnership

_______________________  By:  ____________________________,
Name:                         a ________ corporation, its
                              general partner

_______________________  By:  ____________________________
Name:                         Name:
                              Title:

This instrument prepared by:

Jeffrey J. Temple, Esq.
White & Case
1155 Avenue of the Americas
New York, New York 10036

                     ACKNOWLEDGEMENT

                     [TO BE PROVIDED]

                [Sketch of Subject Property
                  (This is not a survey)]